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                                                                    EXHIBIT 10.9

                                 HCR MANOR CARE

                          AMENDED RESTRICTED STOCK PLAN

                           RESTRICTED STOCK AGREEMENT

         THIS AMENDED RESTRICTED STOCK AGREEMENT, dated as of ______, _____, is made by and between MANOR CARE, INC., a Delaware corporation (the "Company"), and ________________, an officer of the Company (the "Employee"):

         WHEREAS, the Company has established the HCR Manor Care Amended Restricted Stock Plan, as further amended from time to time (the "Plan"); and

         WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock, subject to certain restrictions thereon and to other conditions stated herein; and

         WHEREAS, the Compensation Committee of the Board of Directors ("Committee") has determined that it would be to the advantage and best interest of the Company and its stockholders to issue the shares of Restricted Stock provided for herein to the Employee in partial consideration of services rendered, or to be rendered, to the Company and/or its subsidiaries; and

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.1 - COMMON STOCK

         "Common Stock" shall mean the Company's common stock, $.01 par value.

SECTION 1.2 - EXCHANGE ACT

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.



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SECTION 1.3 - FAIR MARKET VALUE

         "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System), or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 1.4 - PARENT CORPORATION

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.5 - PLAN

         "Plan" shall mean the HCR Manor Care Amended Restricted Stock Plan, as further amended from time to time.

SECTION 1.6 - RESTRICTIONS

         "Restrictions" shall mean the reacquisition and transferability restrictions imposed upon Restricted Stock under this Agreement.

SECTION 1.7 - RESTRICTED STOCK

         "Restricted Stock" shall mean Common Stock of the Company issued under this Agreement and subject to the Restrictions imposed hereunder.

SECTION 1.8 - RULE 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.


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SECTION 1.9 - SECRETARY

         "Secretary" shall mean the Secretary of the Company.

SECTION 1.10 - SECURITIES ACT

         "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.11 - SUBSIDIARY

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

SECTION 1.12 - TERMINATION OF EMPLOYMENT

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding: (i) any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary; or (ii) any termination where the Employee continues a relationship (e.g., as a director or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether a leave of absence or other discontinuation of employment constitutes Termination of Employment for the purposes of this Agreement. Notwithstanding any other provision of this Agreement, the Company or any of its subsidiaries has an absolute and unrestricted right to terminate the Employee's employment at any time for any reason whatsoever, with or without cause.

                                   ARTICLE II

                          ISSUANCE OF RESTRICTED STOCK
                          ----------------------------

SECTION 2.1 - ISSUANCE OF RESTRICTED STOCK

         In consideration of the past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to the par value of its Common Stock, on the date hereof the Company issues to the Employee _________ shares of its Common Stock, par value $.01 per share, upon the terms and conditions set forth in this Agreement.




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SECTION 2.2 - NO RIGHT TO CONTINUED EMPLOYMENT

         Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, any Parent Corporation or any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reasons whatsoever, with or without cause.

                                   ARTICLE III

                                  RESTRICTIONS
                                  ------------

SECTION 3.1 - REACQUISITION OF RESTRICTED STOCK

         All shares of Restricted Stock issued to the Employee pursuant to this Agreement are subject to reacquisition by the Company immediately upon a Termination of Employment except in the event of a Termination of Employment which occurs at a time when the Employee is eligible for normal retirement, early retirement with unreduced retirement benefits or total disability (each as determined by the Committee in accordance with Company plans and policies), or occurs on account of death, in which event all shares of Restricted Stock shall immediately fully vest and all Restrictions with respect to such shares of Restricted Stock shall immediately expire. In the event an Employee's employment is terminated but there is a simultaneous reemployment or the continuation of a relationship within the meaning of subsections (i) or (ii) of Section 1.12, the subsequent termination of such reemployment or of the continuing relationship ("Subsequent Termination") shall not result in the reacquisition of the Employee's Restricted Stock if, at the time of the Subsequent Termination, the Employee would have been eligible for normal retirement or early retirement with unreduced retirement benefits assuming the period of time during the reemployment and/or the continuing relationship had been considered credited service under the Company's retirement plans; all shares of Restricted Stock shall immediately vest upon such Subsequent Termination. Following any reacquisition by the Company pursuant to this Section 3.1, the Company shall promptly pay to the Employee an amount equal to the product of $.01 times the number of shares of Restricted Stock reacquired.

SECTION 3.2 - LEGEND

         Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all restrictions lapse and new certificates are issued pursuant to Section 3.3, bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN MANOR






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         CARE, INC. (THE "COMPANY") AND THE HOLDER OF THE SECURITIES. PRIOR TO
         VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY AT 333
         N. SUMMIT ST., TOLEDO, OHIO 43604.

SECTION 3.3 - LAPSE OF RESTRICTIONS

         The shares of Restricted Stock shall vest and all restrictions thereon shall terminate upon the Employee's Termination of Employment if, at the time of such termination, the Employee is eligible for normal retirement, early retirement with unreduced retirement benefits or total disability (each as determined by the Committee in accordance with Company plans and policies) or if termination occurs on account of death. In the event an Employee's employment is terminated but there is a simultaneous reemployment or the continuation of a relationship within the meaning of subsections (i) or (ii) of Section 1.12, all shares of Restricted Stock shall vest and all restrictions thereon shall terminate upon the subsequent termination of such reemployment or of the continuing relationship ("Subsequent Termination") if, at the time of the Subsequent Termination, the Employee would have been eligible for normal retirement or early retirement with unreduced retirement benefits assuming the period of time during the reemployment and/or the continuing relationship had been considered credited service under the Company retirement plans. Upon the vesting of the shares and subject to Section 4.3, the Company shall cause new certificates to be issued with respect to such Vested Shares and delivered to the Employee or his legal representative, free from the legend provided for in
Section 3.2 and any of the other Restrictions. Such Vested Shares shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement.

SECTION 3.4 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

         Notwithstanding any other provision of this Agreement, upon the merger or consolidation of the Company into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee shall then provide by resolution adopted prior to such event that, at some time prior to the effective date of such event, all shares of Restricted Stock not previously reacquired pursuant to Section 3.1 shall fully vest and all Restrictions with respect to such shares of Restricted Stock shall immediately expire.



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SECTION 3.5 - RESTRICTIONS ON NEW SHARES

         In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation pursuant to a merger of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of 50% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or a stock split-up or stock dividend, such new, additional or different shares or securities which are held or received by the Employee in his capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides, pursuant to Section 3.4, for the accelerated vesting and expiration of the Restrictions on the shares of Restricted Stock underlying the distribution of the new, additional or different shares or securities.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

SECTION 4.1 - ADMINISTRATION

         The Committee shall have the power to interpret the Plan, this Agreement and all other documents relating to Restricted Stock and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Restricted Stock and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan and this Agreement.

SECTION 4.2 - RESTRICTED STOCK NOT TRANSFERABLE

         No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that this
Section 4.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.




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SECTION 4.3 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) Subject to the provisions of Section 4.10, the payment by the Employee of all amounts required to be withheld, under federal, state and local tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

                  (e) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.4 - ESCROW

         The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.5, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall the Employee retain physical custody of any certificates representing Restricted Stock issued to him.

SECTION 4.5 - NOTICES

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 4.5, either party may hereafter designate a different address for notices to be given to it or him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.





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SECTION 4.6 - RIGHTS AS STOCKHOLDER

         Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 4.4, the Employee shall have all the rights of a stockholder with respect to said shares, subject to the restrictions herein (including the provisions of Section 4.10), including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

SECTION 4.7 - TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 4.8 - CONFORMITY TO SECURITIES LAWS

         This Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 4.9 - AMENDMENT

         This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 4.10 - TAX WITHHOLDING

         The Company's obligation: (i) to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock; or (ii) to pay to the Employee any dividends or make any distributions with respect to the Restricted Stock, is expressly conditioned upon receipt from the Employee, on or prior to the date reasonably specified by the Company of:

                  (a) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                  (b) Subject to the Committee's consent and Section 4.10(c), full payment by delivery to the Company of unrestricted shares of the Company's Common Stock previously owned by the Employee duly endorsed for transfer to the Company by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the restrictions or vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Company for federal,






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state and/or local tax purposes; or

                  (c) With respect to the withholding obligation for shares of Restricted Stock that become unrestricted shares of stock as of a certain date (the "Vesting Date"), subject to the Committee's consent, full payment by retention by the Company of a portion of such shares of Restricted Stock which become unrestricted or vested with an aggregate Fair Market Value (determined as of the Vesting Date) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                  (d) Subject to the Committee's consent, any combination of payments provided for in the foregoing subsections (a), (b) or (c).

SECTION 4.11 - GOVERNING LAW

         The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

         IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                          MANORCARE, INC.

                                          By:  ________________________________

                                          Its: ________________________________

_______________________________
Employee

_______________________________

_______________________________
Address

Officers




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